--------------------------------------------------------------------------------
[CLIP ART]                                                            [CLIP ART]

                                   Municipal
                                  High Income
                                   Fund Inc.

                                                                     Quarterly
                                                                       Report

                                                                     [CLIP ART]

                                                                     January 31,
                                                                       2003
--------------------------------------------------------------------------------

================================== [CLIP ART] ==================================

                         Municipal High Income Fund Inc.

================================================================================

                            LETTER FROM THE CHAIRMAN

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President
and Chief Executive Officer

Dear Shareholder,

      We are pleased to provide you with this quarterly report for the Municipal High Income Fund Inc. ("Fund") for the three months ended January 31, 2003. In this report, the Fund's Manager summarizes the factors that affected the Fund's performance during the period, including the period's prevailing economic and market conditions.

      As portfolio manager Peter Coffey explains in his commentary, mounting concerns regarding tensions in Iraq in the midst of lackluster economic results exerted pressure on the municipal high-yield market over the period, as investors gravitated toward higher-rated bond issues. In his commentary, Peter explains some of the key sectors where the Fund maintained exposure, his strategy for helping to reduce volatility, and his outlook for the economy. Going forward, Peter believes that as the economy improves and the credit profiles of municipal bond issuers strengthens, the prospects for the high-yield municipal bond market will likewise prove more favorable. However, Peter emphasizes that the Fund's performance will be predicated upon the results of specific securities selection, which is why we believe professional portfolio management is so important, particularly in this arena.

      A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Fund's progress.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 20, 2003


                                       1
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

================================== [CLIP ART] ==================================

                         Municipal High Income Fund Inc.

================================================================================

                                MANAGER OVERVIEW

[PHOTO OMITTED]

PETER M. COFFEY

Vice President and
Investment Officer

Performance Review(1)

      During the three months ended January 31, 2003, the Fund distributed income dividends to shareholders totaling $0.14 per share. The table below shows the annualized distribution yield and three-month total return based on the Fund's January 31, 2003 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(2)

      Based on NAV, the Fund underperformed its benchmark Lipper peer group of closed-end high-yield municipal debt funds, which returned 1.27% for the same period.(3)

                                                      Total Return for
        Price                 Annualized              the Three-Month
      Per Share           Distribution Yield(4)           Period(4)
     ----------           ---------------------       ----------------
     $8.02 (NAV)                  6.96%                      0.14%
     $7.54 (NYSE)                 7.40%                      0.03%

----------
(1)   Past performance is not indicative of future results.
(2) NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.
(3) Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the three-month period ended January 31, 2003, calculated among 12 funds in the closed-end high-yield municipal debt funds category with reinvestment of dividends and capital gains excluding sales charges.
(4) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.0465 for twelve months. This rate is as of January 31, 2003 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.


                                       2
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================================== [CLIP ART] ==================================

Factors Influencing Performance

      When the period began in November, the weak economic climate resulted in lower tax receipts for many municipalities. These concerns also exerted pressure on the high-yield municipal bond market. As the period advanced, record supplies of new municipal bonds came to market as municipalities took advantage of the historically low interest rate environment by issuing new debt as lower, more cost-effective rates. While this was good news for municipalities' balance sheets, the hefty supply of new issues being absorbed into the market weighed on municipal bond prices.

      In terms of sectors, the market for special airport facilities bonds issued by airlines continued to experience pressures and remained under severe pressure as United Airlines followed US Airways Group in filing for bankruptcy protection. Furthermore, as other major airlines continued to report mounting losses attributable to a significant drop in air travel and extraordinary security costs, concerns surfaced that other airlines, particularly American Airlines, might also be forced into bankruptcy. The outlook for airlines will be challenging as they take draconian cost-cutting measures in an attempt to stay out of bankruptcy court.

      Other market sectors that came under pressure in the weak economic environment including industrial development, life care retirement communities and toll roads. These sectors have experienced higher incidents of severe deterioration in credit quality or default on bond payments, which, as a result, caused bond prices to drop considerably in these sectors. On a positive note, the Fund benefited from its exposure to municipal bonds in the hospital sector, which generated favorable results.

Fed Rate Reduction

      On November 6th, the Federal Reserve ("Fed")(i) cut short-term interest rates to stimulate economic activity. (When rates drop consumers tend to borrow and subsequently spend more). Prior to this rate reduction, bond prices advanced somewhat under the assumption that in a lower rate environment, new bonds would be issued at lower yields, making the older higher-yielding bonds worth more in the market. (Conversely, bond prices tend to drop when rates are expected to rise). This caused worries that the Fed may be concerned about something more than the "soft spot" in the economy and possible conflicts with Iraq that it cited in its post-meeting statement. That month, the high-yield market significantly improved and continued to perform better through the end of the reporting period. During its more recent two-day meeting held on January 28 and 29, 2003, however, the Fed opted not to reduce its rate target. It stated at this time that rising oil prices and geopolitical risks had restrained spending and hiring by businesses, noting "as those risks lift, as most analysts expect, the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time."


                                       3
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

================================== [CLIP ART] ==================================

      To help reduce market volatility, the Fund maintained a short position in U.S. Treasury note futures as a hedge against the possibility of rising interest rates in an improving economy. Our goal was to use futures to help offset a portion of the increased market sensitivity of the Fund in a low-rate environment. Going forward, we plan to continue to use futures when we deem it to be appropriate as we keep a close eye on the global economy and the financial markets.

The Fiscal Factor

      We believe states' biggest challenge in fiscal year 2003 will be to adjust spending in order to continue to balance their budgets. Although many municipalities have been faced with budgetary challenges in the face of decreased tax receipts, when choosing municipal bond investment candidates in the Fund, we focus on searching for bonds issued by municipalities that we feel are prudently balancing their budgets for the longer haul--those governments that are reducing their expenses to meet their revenue streams rather than those that are merely issuing additional debt.

      Looking ahead, we expect economic growth to remain sluggish over at least the next few months. Given the mounting concerns about tensions in Iraq and the potential consequences of war upon inflation and the economy, we think the Fed is likely to continue holding short-term interest rates at current low levels until there is solid evidence the economy is on sound footing for sustainable growth.

      We believe that fiscal policies, such as taxation measures implemented by Congress and the Bush Administration, will play a more significant role in the future direction of the economy. Looking toward the later part of this year, we believe that the combination of measures taken by the Fed and Capitol Hill will contribute toward an improved economic environment. This may lead toward higher interest rates, which would exert some pressure on bond prices. While this would also influence the performance of high-yield bonds, the high-yield market is more dependent on the actual perceived ability of issuers to service their debt. A stronger economy should improve revenue streams and alleviate credit-quality concerns. In such an environment, investors may demand less of a yield premium on lower-quality issues relative to higher-rated issues, which could improve relative performance of such issues.

Market Outlook Ahead

      Given the supply pressures in the municipal markets, municipal securities have not appreciated as much as taxable high-yield corporate debt issues have. Furthermore, the consensus view that while the volume of new municipal bond issues projected to come to market this year is likely to be strong, it should be less than last year's record volume. Therefore, based upon current levels, we believe that municipal bonds are favorably priced relative to their taxable counterparts and may prove to be more resilient than taxable issues (particularly higher-grade issues in terms of interest rate risk) in a rising rate environment. Unlike taxable corporate bonds, interest on municipal bonds is not taxable at the federal level. We believe this added potential tax savings(ii) makes municipal bond investing an even more compelling alternative to Treasuries at this time.


                                       4
================================================================================

================================== [CLIP ART] ==================================

      While we feel an improving economy should provide a better operating environment for high-yield issuers, security selection will continue to be the key factor in determining the Fund's performance. With this in mind, we intend to increase our efforts to exercise care in credit selection. We believe that the high-yield municipal market can continue to provide after tax income streams well above other market alternatives.

Looking for Additional Information?

      The Municipal High Income Fund Inc. is traded under the symbol "MHF." Daily closing prices are available online under symbol XMHFX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

      Thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Peter M. Coffey


Peter M. Coffey
Vice President and
Investment Officer

February 20, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 7 through 15 for a list and percentage breakdown of the Fund's holdings.

----------
(i) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(ii) Please note a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT"). State and local incomes taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.


                                       5
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

================================== [CLIP ART] ==================================

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 30. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at 1 (800) 331-1710.

--------------------------------------------------------------------------------


                                       6
================================================================================

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (unaudited)
                                                                January 31, 2003
================================================================================

   FACE
  AMOUNT        RATING(a)                            SECURITY                                              VALUE
===================================================================================================================
Alabama -- 3.7%
$ 4,000,000     BB+        Butler, AL IDB, Solid Waste Disposal Revenue, (James River
                             Corp. Project), 8.000% due 9/1/28 (b) .............................       $  3,576,520
    615,000     NR         Capstone Improvement District of Brookwood, AL Series A,
                             7.700% due 8/15/23 ................................................            295,200
  1,000,000     CCC        Mobile, AL IDB, Solid Waste Disposal Revenue, (Mobile
                             Energy Services Co. Project), 6.950% due 1/1/20 (c) ...............              8,000
  1,000,000     NR         Rainbow City, AL Special Health Care Facility Financing
                             Authority, Series A, 8.250% due 1/1/31 ............................          1,026,380
  1,000,000     AAA        West Jefferson, AL Amusement & Public Park Authority
                             Revenue, (Visionland Project), (Pre-Refunded -- Escrowed
                             with U.S. government securities to 12/1/06 Call @ 102),
                             8.000% due 12/1/26 ................................................          1,232,360
                                                                                                       ------------
                                                                                                          6,138,460
                                                                                                       ------------
Alaska -- 0.7%
  1,055,000     NR         Alaska Industrial Development & Export Authority Revenue,
                             Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (b) ............          1,094,552
                                                                                                       ------------
Arizona -- 3.2%
  1,500,000     NR         Casa Grande, AZ IDA Hospital Revenue, Casa Grande Regional
                             Medical Center, Series A, 7.625% due 12/1/29 ......................          1,528,485
  1,750,000     Ca*        Gila County, AZ IDA Revenue, ASARCO Inc.,
                             5.550% due 1/1/27 .................................................            385,000
                           Maricopa, AZ IDA, MFH Revenue:
    490,000     NR           Avalon Apartments Project, Series C, 10.000% due 4/1/30 ...........            483,743
    962,000     NR           Gran Victoria Housing LLC Project, Series B,
                               10.000% due 5/1/31 (d) ..........................................            983,289
  1,820,000     A3*        Phoenix, AZ IDA, MFH Revenue, (Ventana Palms
                             Apartments Project), Series B, 8.000% due 10/1/34 .................          1,840,020
                                                                                                       ------------
                                                                                                          5,220,537
                                                                                                       ------------
Arkansas -- 0.4%
    600,000     BBB-++     Arkansas State Development Finance Authority Industrial
                             Facilities Revenue, (Potlatch Corp. Projects), Series A,
                             7.750% due 8/1/25 (b) .............................................            596,832
                                                                                                       ------------
California -- 2.1%
  1,500,000     NR         Barona, CA Band of Mission Indians, GO,
                             8.250% due 1/1/20 (d) .............................................          1,603,680
  1,865,000     Ba3*       Vallejo, CA COP, Touro University, 7.375% due 6/1/29 ................          1,915,485
                                                                                                       ------------
                                                                                                          3,519,165
                                                                                                       ------------
Colorado -- 0.6%
    999,000     NR         Highline Business Improvement District, Littleton, CO GO,
                             Series B, 8.750% due 12/15/19 .....................................            993,775
                                                                                                       ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2003
================================================================================

   FACE
  AMOUNT        RATING(a)                            SECURITY                                              VALUE
===================================================================================================================
Connecticut -- 2.0%
                           Connecticut State Development Authority:
$ 1,735,000     NR           Aquarium Project Revenue, (Mystic Marinelife Aquarium
                               Project), Series A, 7.000% due 12/1/27 ..........................       $  1,769,926
  1,435,000     NR           Health Care Revenue, (Independent Living Project), Series B,
                               (Pre-Refunded -- Escrowed with state & local government
                             securities to 7/1/03 Call @ 102), 8.000% due 7/1/17 ...............          1,501,541
                                                                                                       ------------
                                                                                                          3,271,467
                                                                                                       ------------
Delaware -- 0.5%
  1,000,000     NR         Sussex County, DE Assisted Living Facilities Revenue,
                             (Heritage at Milford Project), 7.250% due 7/1/29 ..................            882,380
                                                                                                       ------------
District of Columbia -- 0.6%
  1,000,000     A1*        District of Columbia, Tobacco Settlement Financing Corp.,
                             Asset-Backed Bonds, 6.750% due 5/15/40 ............................            977,500
                                                                                                       ------------
Florida -- 9.0%
                           Capital Projects Finance Authority, FL:
  2,000,000     NR           Continuing Care Retirement, Glenridge on Palmer Ranch,
                               Series A, 8.000% due 6/1/32 (d) .................................          1,931,880
  2,000,000     NR           Student Housing Revenue, Florida University, Series A,
                               7.850% due 8/15/31 (d) ..........................................          2,038,620
  1,000,000     NR         Century Parc Community Development District, FL Special
                             Assessment, 7.000% due 11/1/31 (d) ................................          1,019,280
  2,750,000     NR         Hillsborough County, FL IDA Revenue, (Lakeshore Villas
                             Project), Series A, 6.750% due 7/1/29 .............................          2,222,165
    875,000     NR         Homestead, FL IDR, Community Rehabilitation Providers
                             Program, Series A, 7.950% due 11/1/18 .............................            901,994
  2,000,000     BBB++      Martin County, FL IDA, IDR, (Indiantown Cogeneration
                             Project), Series A, 7.875% due 12/15/25 (b)(d) ....................          2,083,100
  1,000,000     NR         Orange County, FL Health Facilities Authority Revenue,
                             First Mortgage, (GF/Orlando, Inc. Project),
                             9.000% due 7/1/31 .................................................          1,027,690
  2,000,000     NR         Reunion East Community Development District, FL Special
                             Assessment, Series A, 7.375% due 5/1/33 ...........................          2,026,160
  1,500,000     NR         Waterlefe Community Development District, FL Golf Course
                             Revenue, 8.125% due 10/1/25 .......................................          1,536,240
                                                                                                       ------------
                                                                                                         14,787,129
                                                                                                       ------------
Georgia -- 4.7%
  1,000,000     AAA        Atlanta, GA Airport Revenue, Series B, FGIC-Insured,
                             5.625% due 1/1/30 (b) .............................................          1,041,390
  2,500,000     NR         Atlanta, GA Tax Allocation, (Atlantic Station Project),
                             7.900% due 12/1/24 (d) ............................................          2,515,300
  1,000,000     NR         Atlanta, GA Urban Residential Finance Authority, MFH Revenue,
                             Park Place Apartments, Series A, 6.750% due 3/1/31 ................            946,120

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2003
================================================================================

   FACE
  AMOUNT        RATING(a)                            SECURITY                                              VALUE
===================================================================================================================
Georgia -- 4.7% (continued)
$   500,000     NR         Fulton County, GA Residential Care Facilities, Sr. Lien,
                             Series A, 7.000% due 7/1/29 .......................................       $    421,505
  1,000,000     NR         Gainesville & Hall County, GA Development Authority Revenue,
                             Senior Living Facility, Lanier Village Estates, Series C,
                             7.250% due 11/15/29 ...............................................          1,019,320
  1,435,000     NR         Savannah, GA EDA Revenue, Marshview Inn, Series A,
                             7.125% due 7/1/29 .................................................            789,250
  1,000,000     NR         Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                             Project), 8.500% due 9/1/07 .......................................            901,150
                                                                                                       ------------
                                                                                                          7,634,035
                                                                                                       ------------
Illinois -- 1.3%
  2,000,000     AAA        Chicago, IL GO, Neighborhoods Alive 21 Program,
                             FGIC-Insured, 5.500% due 1/1/31 ...................................          2,088,420
                                                                                                       ------------
Indiana -- 1.7%
  2,500,000     B-         East Chicago, IN PCR, (Inland Steel Co. Project No. 10),
                             6.800% due 6/1/13 .................................................          1,575,000
  1,000,000     CCC        Indiana State Development Finance Authority, PCR, (Inland
                             Steel Co. Project No. 13), 7.250% due 11/1/11 (b) .................            325,000
    975,000     NR         Indianapolis, IN MFH Revenue, (Lake Nora Fox Club Project),
                             Series B, 7.500% due 10/1/29 ......................................            941,168
                                                                                                       ------------
                                                                                                          2,841,168
                                                                                                       ------------
Kentucky -- 0.8%
  1,500,000     BB         Kenton County, KY Airport Board Revenue, (Delta Airlines
                             Project), Series A, 7.500% due 2/1/20 (b) .........................          1,289,790
                                                                                                       ------------
Louisiana -- 6.6%
  1,200,000     Baa2*      Lake Charles, LA Harbor & Terminal District, Port Facilities
                             Revenue, (Trunkline LNG Co. Project),
                             7.750% due 8/15/22 ................................................          1,251,480
  2,000,000     NR         Louisiana Local Government Environmental Facilities,
                             Community Development Authority Revenue, St. James
                             Place, Series A, 8.000% due 11/1/25 ...............................          2,034,740
  2,975,000     NR         Louisiana Public Facilities Authority Hospital Revenue, (Lake
                             Charles Memorial Hospital Project), 8.625% due 12/1/30 ............          2,678,660
                           Port of New Orleans, LA IDR:
                             Avondale Industries, Inc. Project:
    645,000     NR             ETM with U.S. government securities
                               8.250% due 6/1/04 (e) ...........................................            679,907
  2,845,000     NR             Pre-Refunded -- Escrowed with U.S. government
                               securities to 6/1/01 Call @103,
                             8.500% due 6/1/14 (d)(e) ..........................................          3,162,132
  1,000,000     BB-          Continental Grain Co. Project, 7.500% due 7/1/13 ..................          1,026,730
                                                                                                       ------------
                                                                                                         10,833,649
                                                                                                       ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2003
================================================================================

   FACE
  AMOUNT        RATING(a)                            SECURITY                                              VALUE
===================================================================================================================
Maryland -- 1.7%
$ 3,000,000     NR         Maryland State Economic Development Corp. Revenue,
                             Chesapeake Bay, Series A, 7.730% due 12/1/27 (d) ..................       $  2,808,900
                                                                                                       ------------
Massachusetts -- 5.7%
                           Boston, MA IDA Financing Revenue:
    750,000     NR           Crosstown Center Project, 8.000% due 9/1/35 (b) ...................            742,215
    970,000     NR           Roundhouse Hospitality LLC Project,
                               7.875% due 3/1/25 (b) ...........................................            978,963
                           Massachusetts State Development Finance Agency Revenue:
  1,000,000     NR           Alliance Health Care Facility, Series A, 7.100% due 7/1/32 ........          1,005,550
  1,000,000     NR           Briarwood, Series B, 8.250% due 12/1/30 ...........................          1,043,810
                           Massachusetts State Health & Education Facilities
                             Authority Revenue:
  1,000,000     AAA            Beth Israel Deaconess Medical Center, Series G-4,
                                 AMBAC-Insured, Variable Rate INFLOS,
                                 10.245% due 7/1/25 (f) ........................................          1,045,160
  1,000,000     BBB            Caritas Christi Obligation, Series B, 6.750% due 7/1/16                    1,081,460
    400,000     Ba2*           Saint Memorial Medical Center, Series A,
                                 6.000% due 10/1/23 ............................................            357,808
  1,030,000     AA         Massachusetts State HFA, Single-Family Housing Revenue,
                             Series 38, 7.200% due 12/1/26 (b) .................................          1,072,549
  1,965,000     NR         Massachusetts State Industrial Finance Agency Revenue,
                             Assisted Living Facility, (Marina Bay LLC Project),
                             7.500% due 12/1/27 (b) ............................................          1,951,559
                                                                                                       ------------
                                                                                                          9,279,074
                                                                                                       ------------
Michigan -- 1.8%
                           Garden City, MI Hospital Finance Authority, Hospital
                             Revenue, Garden City Hospital Obligation Group, Series A:
  2,000,000     B1*            5.625% due 9/1/10 ...............................................          1,677,620
  1,000,000     B1*            5.750% due 9/1/17 ...............................................            748,340
  2,000,000     NR         Michigan State Strategic Fund, Resource Recovery Limited
                             Obligation Revenue, Central Wayne Energy Recovery L.P.,
                             Series A, 6.900% due 7/1/19 (b)(c) ................................            500,000
                                                                                                       ------------
                                                                                                          2,925,960
                                                                                                       ------------
Minnesota -- 2.5%
  1,000,000     NR         Minneapolis & St. Paul, MN Metropolitan Airports Community
                             Special Facility Revenue, (Northwest Airlines Project),
                             Series A, 7.000% due 4/1/25 (b) ...................................            755,600
  1,725,000     NR         Sartell, MN Health Care & Housing Facilities Revenue,
                             (Foundation for Healthcare Project), Series A,
                             6.500% due 9/1/16 .................................................          1,657,380

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2003
================================================================================

   FACE
  AMOUNT        RATING(a)                            SECURITY                                              VALUE
===================================================================================================================
Minnesota -- 2.5% (continued)
$ 1,865,000     Ba2*       St. Paul, MN Housing & Redevelopment Authority
                             Hospital Revenue, (Healtheast Project), Series A,
                             6.625% due 11/1/17 ................................................       $  1,601,830
                                                                                                       ------------
                                                                                                          4,014,810
                                                                                                       ------------
Missouri -- 0.1%
    250,000     NR         St. Joseph, MO IDA, (Living Community of St. Joseph Project),
                             7.000% due 8/15/32 ................................................            246,312
                                                                                                       ------------
Montana -- 2.3%
  4,520,000     NR         Montana State Board of Investment Resource Recovery
                             Revenue, (Yellowstone Energy L.P. Project),
                             7.000% due 12/31/19 (b)(d) ........................................          3,741,792
                                                                                                       ------------
New Jersey -- 4.7%
                           New Jersey EDA, Series A:
  1,000,000     NR           Healthcare Facility Revenue, (Sayreville Senior Living
                               Project), 6.375% due 4/1/29 (c) .................................            420,000
    850,000     NR           Presbyterian Home at Montgomery Inc., First Mortgage,
                               Series A, 6.375% due 11/1/31 ....................................            851,726
  1,000,000     NR           Retirement Community Revenue, 8.250% due 11/15/30 .................          1,079,060
                           New Jersey Health Care Facilities Financing Authority Revenue:
  2,000,000     NR           Raritan Bay Medical Center, 7.250% due 7/1/27 (d) .................          2,026,160
  3,000,000     BBB-         Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (d) .........          3,275,610
                                                                                                       ------------
                                                                                                          7,652,556
                                                                                                       ------------
New Mexico -- 0.2%
    240,000     AAA        New Mexico Mortgage Finance Authority, Single-Family
                             Mortgage Program, Series B, FHA-Insured,
                             8.300% due 3/1/20 (b) .............................................            248,594
                                                                                                       ------------
New York -- 5.4 %
    700,000     NR         Brookhaven, NY IDA, Civic Facility Revenue, Memorial Hospital
                             Medical Center, Series A, 8.250% due 11/15/30 .....................            742,819
                           Monroe County, NY IDA:
  1,900,000     NR           Empire Sports Project, Series A, 6.250% due 3/1/28 ................          1,156,188
  1,000,000     NR           Woodland Village Project, 8.550% due 11/15/32 .....................          1,056,750
                           New York City, NY IDA, Civic Facility Revenue:
  1,380,000     NR           Community Residence for the Developmentally Disabled,
                               7.500% due 8/1/26 ...............................................          1,440,265
  1,335,000     NR           Special Needs Facility Pooled Program, Series A-1,
                               8.125% due 7/1/19 ...............................................          1,421,935

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2003
================================================================================

   FACE
  AMOUNT        RATING(a)                            SECURITY                                              VALUE
===================================================================================================================
New York -- 5.4 % (continued)
                           Suffolk County, NY IDA Civic Facility Revenue, Southampton
                             Hospital Association:
                               Series A:
$ 1,000,000     NR               7.250% due 1/1/20 .............................................       $  1,005,100
    990,000     NR               7.750% due 1/1/22 .............................................            986,000
  1,000,000     NR             Series B, 7.625% due 1/1/30 .....................................          1,016,330
                                                                                                       ------------
                                                                                                          8,825,387
                                                                                                       ------------
North Carolina -- 1.6%
  1,000,000     NR         Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                             International Airport, 5.600% due 7/1/27 (b)(c) ...................            569,520
                           North Carolina Medical Care Commission, Health Care
                             Facilities Revenue, First Mortgage, (De Paul Community
                             Facilities Project):
  1,240,000     NR             6.125% due 1/1/28 ...............................................          1,106,179
    995,000     NR             7.625% due 11/1/29 ..............................................          1,014,174
                                                                                                       ------------
                                                                                                          2,689,873
                                                                                                       ------------
Ohio -- 3.3%
  1,500,000     BBB        Cuyahoga County, OH Hospital Facilities Revenue,
                             (Canton Inc. Project), 7.500% due 1/1/30 ..........................          1,648,170
                           Montgomery County, OH Health Systems Revenue,
                             Series B-1, (Escrowed with state & local government
                             securities to 7/1/06 Call @ 102):
  1,035,000     AAA            Pre-Refunded, 8.100% due 7/1/18 .................................          1,263,476
    420,000     AAA            Unrefunded Balance, 8.100% due 7/1/18 ...........................            485,885
  2,000,000     BBB-       Ohio State Air Quality Development Authority Revenue
                             Refunding, Cleveland Pollution Control, Series A,
                             6.000% due 12/1/13 ................................................          2,057,580
  1,250,000     NR         Ohio State Solid Waste Revenue, Republic Engineered
                             Steels Inc., 9.000% due 6/1/21 (b)(c) .............................                  0
                                                                                                       ------------
                                                                                                          5,455,111
                                                                                                       ------------
Oklahoma -- 0.9%
  2,000,000     B1*        Oklahoma Development Finance Authority Revenue,
                             Hillcrest Healthcare System, Series A, 5.625% due 8/15/29 .........          1,461,500
                                                                                                       ------------
Pennsylvania -- 11.8%
  2,200,000     C*         Allegheny County, PA IDA, Airport Special Facilities Revenue,
                             (USAir Inc. Project), Series B, 8.500% due 3/1/21 (b)(c) ..........            770,000
                           Beaver County, PA IDA, PCR:
  1,500,000     BBB          Cleveland Electric Illuminating Co. Project,
                               7.625% due 5/1/25 ...............................................          1,619,655
  2,000,000     BBB          Toledo Edison Co. Project, 7.625% due 5/1/20 ......................          2,159,540

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2003
================================================================================

   FACE
  AMOUNT        RATING(a)                            SECURITY                                              VALUE
===================================================================================================================
Pennsylvania -- 11.8% (continued)
$ 1,000,000     NR         Cumberland County, PA Municipal Authority Retirement
                             Community Revenue, (Wesley Affiliated Services Inc.
                             Project), Series A, 7.250% due 1/1/35 .............................       $    981,620
  3,000,000     NR         Dauphin County, PA General Authority Revenue, Hotel &
                             Conference Center - Hyatt Regency, 6.200% due 1/1/29 ..............          2,477,700
  2,500,000     A3*        Luzerne County, PA IDA, Exempt Facilities Revenue,
                             (Pennsylvania Gas & Water Co. Project), Series B,
                             7.125% due 12/1/22 (b) ............................................          2,555,250
  2,640,000     NR         Montgomery County, PA Higher Education & Health Authority
                             Revenue, Temple Continuing Care Center,
                             6.625% due 7/1/19 (d) .............................................          1,320,000
                           Northumberland County, PA IDA:
    135,000     NR           Beverly Enterprises Inc. Project, 6.875% due 2/1/03 ...............            135,000
  1,000,000     NR           NHS Youth Services Inc. Project, Series A,
                               7.500% due 2/15/29 ..............................................            977,620
  1,000,000     NR         Philadelphia, PA Authority for IDR, (Host Marriott L.P. Project),
                             Remarketed 10/31/95, 7.750% due 12/1/17 1,036,890
                           Scranton-Lackawanna, PA Health & Welfare Authority
                           Revenue:
    500,000     BB+++        Allied Services Rehabilitation Hospital, Series A,
                               7.600% due 7/15/20 ..............................................            505,370
                             Moses Taylor Hospital Project:
  1,115,000     BB+            6.150% due 7/1/14 ...............................................            730,169
  3,050,000     BB+            6.250% due 7/1/20 ...............................................          1,901,919
  2,000,000     NR         Westmoreland County, PA IDA, Healthcare Facilities, Redstone
                             Highlands Health, Series B, 8.125% due 11/15/30 ...................          2,088,380
                                                                                                       ------------
                                                                                                         19,259,113
                                                                                                       ------------
Rhode Island -- 1.4%
  2,500,000     NR         Tobacco Settlement Financing Corp. Revenue, Variable Rate
                             INFLOS, 9.641% due 6/1/08 (f) .....................................          2,318,475
                                                                                                       ------------
South Carolina -- 2.4%
                           Connector 2000 Association Inc., SC Toll Road Revenue:
                             Capital Appreciation, Series B:
  3,100,000     B-             Zero coupon bond to yield 9.127% due 1/1/27 .....................            122,047
  7,750,000     B-             Zero coupon bond to yield 10.585% due 1/1/34 ....................            118,343
  2,000,000     B-           Southern Connector Project, Series A, 5.375% due 1/1/38 ...........            839,980
    435,000     NR         Florence County, SC IDR, Stone Container Corp.,
                              7.375% due 2/1/07 ................................................            437,288
    595,000     NR         McCormick County, SC COP, 9.750% due 7/1/09 .........................            598,933
  2,000,000     NR         Tobacco Settlement Revenue Management Authority, SC,
                             Variable Rate INFLOS, 10.719% due 5/15/28 (f) .....................          1,825,280
                                                                                                       ------------
                                                                                                          3,941,871
                                                                                                       ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2003
================================================================================

   FACE
  AMOUNT        RATING(a)                            SECURITY                                              VALUE
===================================================================================================================
South Dakota -- 0.9%
$ 1,515,000     NR         Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                             7.500% due 7/1/13 .................................................       $  1,520,833
                                                                                                       ------------
Tennessee -- 1.1%
  1,915,000     NR         Shelby County, TN Health, Educational & Housing Facilities
                             Board Revenue, MFH, (Hedgerow Apartments Project),
                             6.875% due 7/1/36 .................................................          1,841,177
                                                                                                       ------------
Texas -- 8.1%
                           Bexar County, TX Housing Financial Corp., MFH:
  1,000,000     NR           Continental Lady Ester, Series A, 6.875% due 6/1/29 ...............            960,260
  1,185,000     Baa3*        Nob Hill Apartments, Series B, 8.500% due 6/1/31 ..................          1,175,958
    245,000     Baa3*        Waters at Northern Hills, Series C, 7.750% due 8/1/36 .............            241,259
  2,000,000     Ba3*       El Paso, TX International Airport Revenue, Special Facilities,
                             (Marriott Corp. Project), 7.750% due 3/1/12 .......................          2,024,920
  2,000,000     Ba2*       Gulf Coast, TX IDA, Solid Waste Disposal Revenue,
                             (CITGO Petroleum Corp. Project), 7.500% due 5/1/25 (b) ............          1,978,140
  2,750,000     B+         Houston, TX Airport Systems Revenue, Special Facilities,
                             Continental Airlines Inc., Series C, 6.125% due 7/15/27 (b) .......          1,682,753
                           Houston, TX Hotel Occupancy, Tax & Special Revenue, Capital
                             Appreciation, Series B, AMBAC-Insured:
  3,000,000     AAA            Zero coupon bond to yield 5.605% due 9/1/32 .....................            597,780
  1,000,000     AAA            Zero coupon bond to yield 5.606% due 9/1/33 .....................            188,680
  1,000,000     CCC++      Northgate Crossing, TX, Municipal Utility, District No. 1, GO,
                             8.875% due 12/1/13 ................................................          1,037,450
    990,000     Baa3*      Texas State Affordable Housing Corp., MFH Revenue,
                             HIC Arborstone Baybrook, Series C, 7.250% due 11/1/31 .............            962,854
  1,405,000     Baa2*      Travis County, TX HFA, MFH Revenue, (Lakeview Apartments
                             Project), Series A, 6.375% due 1/1/34 (d) .........................          1,359,843
  1,000,000     NR         Willacy County, TX (Public Facility Corp. Project) Revenue,
                             Series A-1, 8.250% due 12/1/23 ....................................            984,200
                                                                                                       ------------
                                                                                                         13,194,097
                                                                                                       ------------
Utah -- 1.9%
  1,615,000     NR         Hurricane, UT Health Facilities Development Revenue,
                             (Mission Health Services Project), 10.500% due 7/1/20 (c) .........          1,130,500
  2,000,000     NR         Utah State HFA Revenue, (RHA Community Services
                             of Utah Inc. Project), Series A, 6.875% due 7/1/27 ................          1,963,880
                                                                                                       ------------
                                                                                                          3,094,380
                                                                                                       ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2003
================================================================================

   FACE
  AMOUNT        RATING(a)                            SECURITY                                              VALUE
===================================================================================================================
Virginia -- 1.9%
$   555,000     A3*        Alexandria, VA Redevelopment & Housing Authority,
                             MFH Revenue, (Parkwood Court Apartments Project),
                             Series C, 8.125% due 4/1/30 .......................................       $    568,559
  1,000,000     NR         Fairfax County, VA EDA Revenue, Retirement Community,
                             Greenspring Village Inc., Series A, 7.500% due 10/1/29 ............          1,076,400
 23,400,000     BBB-++     Pocahontas Parkway Association, VA Toll Road Revenue,
                             Capital Appreciation, Series B, zero coupon bond to yield
                             8.740% due 8/15/34 ................................................          1,385,280
                                                                                                       ------------
                                                                                                          3,030,239
                                                                                                       ------------
West Virginia -- 0.6%
  1,000,000     NR         West Virginia EDA, Commercial Development Revenue,
                             (Stonewall Jackson Project), Series B, 8.000% due 4/1/30 ..........            989,020
                                                                                                       ------------
Wisconsin -- 1.8%
  2,000,000     NR         Badger Tobacco Asset Securitization Corp., WI Rite-PA 1046,
                             Variable Rate INFLOS, 7.199% due 12/1/06 (f) ......................          1,837,480
  1,770,000     NR         Wisconsin State Health & Educational Facilities Authority
                             Revenue, (Benchmark Healthcare of Green Bay Inc. Project),
                             Series A, 7.750% due 5/1/27 .......................................          1,150,500
                                                                                                       ------------
                                                                                                          2,987,980
                                                                                                       ------------
                           TOTAL INVESTMENTS -- 100%
                             (Cost -- $182,865,195**) ..........................................       $163,695,913
                                                                                                       ============

----------
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service and those which are identified by a double dagger (++), are rated by Fitch Ratings.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is currently in default.
(d) All or a portion of this security has been segregated for open futures contracts commitments.
(e) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(f) Inverse floating rate security -- coupon varies inversely with level of short-term tax exempt interest rates.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 17 through 19 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                    January 31, 2003 (unaudited)

================================================================================

--------------------------------------------------------------------------------
                                        Standard &          Percent of
         Moody's         and/or          Poor's         Total Investments
--------------------------------------------------------------------------------
           Aaa                             AAA                   5.0%
            Aa                             AA                    0.7
             A                              A                    3.6
           Baa                             BBB                  12.8*
            Ba                             BB                   10.3**
             B                              B                    5.0
            Caa                            CCC                   0.8***
            Ca                             CC                    0.2
             C                              C                    0.5
            NR                             NR                   61.1
                                                               -----
                                                               100.0%
                                                               =====

*     2.5% was rated by Fitch Ratings.
**    0.3% was rated by Fitch Ratings.
***   0.6% was rated by Fitch Ratings.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)

================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.

AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,     -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC and CC    predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa        -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                            Bond Ratings (unaudited) (continued)

================================================================================

Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Caa        -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca         -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C          -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings ("Fitch") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings with the major ratings categories.

BBB        -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB         -- Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

CCC,       -- Default on bonds rated "CCC", "CC" and "C" by Fitch is a real
CC and C possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR         -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Short-Term Bond Ratings (unaudited)

================================================================================

A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1     -- Moody's highest rating for issues having a demand feature -- VRDO.

                                               Security Descriptions (unaudited)
================================================================================


ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- American Municipal Bond
            Assurance Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility
            Construction Loan Insurance
CONNIE -- College Construction Loan
   LEE      Insurance Association
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
ETM    -- Escrowed to Maturity
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage
            Corporation
FLAIRS -- Floating Adjustable Interest Rate
            Securities
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Financing Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage
            Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development
            Authority/Agency
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors
            Assurance Corporation
MFH    -- Multi-Family Housing
MVRICS -- Municipal Variable Rate Inverse
            Coupon Security
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund
            Guaranty
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest
            Tax-Exempt Securities
SYCC   -- Structured Yield Curve
            Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax-Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation
            Notes
VA     -- Veterans Administration
VRWE   -- Variable Rate Wednesday
            Demand

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Statement of Assets and Liabilities (unaudited)
                                                                January 31, 2003

================================================================================

ASSETS:
   Investments, at value (Cost -- $182,865,195) ...................   $ 163,695,913
   Interest receivable ............................................       2,794,003
   Receivable for securities sold .................................       2,615,840
                                                                      -------------
   Total Assets ...................................................     169,105,756
                                                                      -------------

LIABILITIES:
   Payable to bank ................................................       1,054,596
   Dividends payable ..............................................         191,532
   Payable to broker -- variation margin ..........................         117,187
   Investment advisory fee payable ................................          64,343
   Administration fee payable .....................................          31,911
   Accrued expenses ...............................................         129,930
                                                                      -------------
   Total Liabilities ..............................................       1,589,499
                                                                      -------------
Total Net Assets ..................................................   $ 167,516,257
                                                                      =============

NET ASSETS:
   Par value of capital shares ....................................   $     208,831
   Capital paid in excess of par value ............................     192,384,932
   Undistributed net investment income ............................         705,560
   Accumulated net realized loss from security transactions and
     futures contracts ............................................      (5,982,925)
   Net unrealized depreciation of investments and futures contracts     (19,800,141)
                                                                      -------------
Total Net Assets ..................................................   $ 167,516,257
                                                                      =============
Shares Outstanding ................................................      20,883,100
                                                                      -------------
Net Asset Value ...................................................           $8.02
                                                                      -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statement of Operations (unaudited)
                                     For the Three Months Ended January 31, 2003

================================================================================

INVESTMENT INCOME:
   Interest ...................................................    $  3,477,006
                                                                   ------------

EXPENSES:
   Investment advisory fee (Note 3) ...........................         174,788
   Administration fee (Note 3) ................................          87,394
   Shareholder servicing fees .................................          23,970
   Audit and legal ............................................          23,500
   Directors' fees ............................................          17,860
   Custody ....................................................          13,160
   Shareholder communications .................................           6,580
   Other ......................................................          18,329
                                                                   ------------
   Total Expenses .............................................         365,581
                                                                   ------------
Net Investment Income .........................................       3,111,425
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
   Realized Loss From:
     Security transactions (excluding short-term securities) ..      (2,082,409)
     Futures contracts ........................................        (602,108)
                                                                   ------------
   Net Realized Loss ..........................................      (2,684,517)
                                                                   ------------
   Change in Net Unrealized Depreciation of Investments
   and Futures Contracts:
     Beginning of period ......................................     (19,294,641)
     End of period ............................................     (19,800,141)
                                                                   ------------
   Increase in Net Unrealized Depreciation ....................        (505,500)
                                                                   ------------
Net Loss on Investments and Futures Contracts .................      (3,190,017)
                                                                   ------------
Decrease in Net Assets From Operations ........................    $    (78,592)
                                                                   ============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                         For the Three Months Ended January 31, 2003 (unaudited)
                                             and the Year Ended Ocotber 31, 2002

================================================================================

                                                          2003             2002
                                                          ----             ----
OPERATIONS:
   Net investment income .........................   $   3,111,425    $  11,994,943
   Net realized loss .............................      (2,684,517)        (164,823)
   Increase in net unrealized depreciation .......        (505,500)     (10,433,215)
                                                     -------------    -------------
   Increase (Decrease) in Net Assets
     From Operations .............................         (78,592)       1,396,905
                                                     -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income .........................      (2,913,192)     (11,902,496)
                                                     -------------    -------------
   Decrease in Net Assets From
     Distributions to Shareholders ...............      (2,913,192)     (11,902,496)
                                                     -------------    -------------

FUND SHARE TRANSACTIONS (NOTE 8):
   Net asset value of shares issued for
     reinvestment of dividends ...................              --        1,446,084
                                                     -------------    -------------
   Increase in Net Assets From
     Fund Share Transactions .....................              --        1,446,084
                                                     -------------    -------------
Decrease in Net Assets ...........................      (2,991,784)      (9,059,507)

NET ASSETS:
   Beginning of period ...........................     170,508,041      179,567,548
                                                     -------------    -------------
   End of period* ................................   $ 167,516,257    $ 170,508,041
                                                     =============    =============
* Includes undistributed net investment income of:   $     705,560    $     507,327
                                                     =============    =============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                       Notes to Financial Statements (unaudited)

================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service. Securities with no readily obtainable market quotations are valued at fair value as determined by an independent pricing service under the supervision of the Fund's Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $1,197,488 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, the Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

      In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective November 1, 2001 and

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)

================================================================================

recorded adjustments to increase the cost of securities and increase undistributed net investment income by $125,262 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Citigroup or its affiliates.

      4. Investments

      During the three months ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases .......................................................     $4,941,235
                                                                      ==========
Sales ...........................................................     $4,341,531
                                                                      ==========

     At January 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ...................................  $  4,023,387
Gross unrealized depreciation ...................................   (23,192,669)
                                                                   ------------
Net unrealized depreciation .....................................  $(19,169,282)
                                                                   ============

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)

================================================================================

      5. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At January 31, 2003, the Fund had the following open futures contracts:

                                                              Basis        Market      Unrealized
                             # of Contracts   Expiration      Value         Value         Loss
=================================================================================================
Contracts to Sell:
U.S. Treasury 20 Year Bond          250          3/03      $27,416,016   $28,046,875   $(630,859)
=================================================================================================

      6. Capital Loss Carryforward

      At October 31, 2002, the Fund had, for Federal income tax purposes, approximately $3,744,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                             2003       2004       2005       2007       2008       2009       2010
                             ----       ----       ----       ----       ----       ----       ----
Carryforward amounts ....  $270,000   $205,000   $400,000   $786,000   $748,000   $733,000   $602,000


     7. Income Tax Information and Distributions to Shareholders

      At October 31, 2002, the tax basis components of distributable earnings were:

Undistributed tax exempt income .............................      $    339,577
                                                                   ============
Undistributed ordinary income ...............................                --
                                                                   ============
Accumulated capital losses ..................................      $ (3,743,721)
                                                                   ============
Unrealized depreciation .....................................      $(18,658,518)
                                                                   ============

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)

================================================================================

      The difference between book basis and tax basis unrealized depreciation is attributable primarily to mark to market losses and remaining AICPA accretion adjustment.

      The tax character of distributions paid during the year ended October 31, 2002 was:

Tax exempt income .............................................      $11,889,314
Ordinary income ...............................................           13,182
Long term capital gains .......................................               --
                                                                     -----------
Total .........................................................      $11,902,496
                                                                     ===========

      8. Capital Shares

      At January 31, 2003, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions were as follows:

                                     Three Months Ended         Year Ended
                                      January 31, 2003       October 31, 2002
                                    --------------------   ---------------------
                                     Shares      Amount     Shares      Amount
                                    --------    --------   --------   ----------
Shares issued on reinvestment ....        --          --    174,992   $1,446,084
                                    ========    ========   ========   ==========

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                            Financial Highlights

================================================================================

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                  2003(1)           2002           2001           2000           1999           1998
                                  -------           ----           ----           ----           ----           ----
Net Asset Value,
  Beginning of Period .......   $     8.16       $     8.67     $     8.86     $     9.00     $     9.77     $     9.76
                                ----------       ----------     ----------     ----------     ----------     ----------
Income (Loss) From
Operations:
  Net investment income(2) ..         0.15             0.58           0.59           0.60           0.58           0.60
  Net realized and unrealized
    gain (loss)(2) ..........        (0.15)           (0.52)         (0.20)         (0.16)         (0.76)          0.03
                                ----------       ----------     ----------     ----------     ----------     ----------
Total Income (Loss)
  From Operations ...........        (0.00)*           0.06           0.39           0.44          (0.18)          0.63
                                ----------       ----------     ----------     ----------     ----------     ----------
Less Distributions From:
  Net investment income .....        (0.14)           (0.57)         (0.58)         (0.58)         (0.59)         (0.61)
  In excess of net investment
    income ..................           --               --             --             --             --          (0.01)
                                ----------       ----------     ----------     ----------     ----------     ----------
Total Distributions .........        (0.14)           (0.57)         (0.58)         (0.58)         (0.59)         (0.62)
                                ----------       ----------     ----------     ----------     ----------     ----------
Net Asset Value,
  End of Period .............   $     8.02       $     8.16     $     8.67     $     8.86     $     9.00     $     9.77
                                ==========       ==========     ==========     ==========     ==========     ==========
Total Return,
  Based on Market Value .....         0.03%++         (4.70)%        13.85%          9.39%        (15.76)%         9.34%
                                ==========       ==========     ==========     ==========     ==========     ==========
Total Return,
  Based on Net Asset Value ..         0.14%++          0.91%          4.77%          5.97%         (1.79)%         6.75%
                                ==========       ==========     ==========     ==========     ==========     ==========
Net Assets,
  End of Period (000s) ......   $  167,516       $  170,508     $  179,568     $  181,326     $  184,085     $  197,944
                                ==========       ==========     ==========     ==========     ==========     ==========

Ratios to Average
Net Assets:
  Expenses ..................         0.86%+           0.80%          0.82%          0.71%          0.73%          0.74%
  Net investment income(2) ..         7.30+            6.84           6.74           6.72           6.08           6.07

Portfolio Turnover Rate .....            3%              33%            15%            27%            27%            57%

Market Value, End of Period .   $    7.540       $    7.680     $    8.640     $    8.125     $    8.000     $   10.125

----------
(1)   For the three months ended January 31, 2003 (unaudited).
(2)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 6.80%. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total for the year.
+     Annualized.

[CLIP ART]                                       Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)

================================================================================

                                                                     Dividend
 Record      Payable         NYSE         Net Asset    Dividend    Reinvestment
  Date         Date     Closing Price*     Value*        Paid          Price
--------     --------   --------------    ---------    --------    ------------
11/20/00     11/24/00      $8.0600          $8.25      $0.0485        $7.96
12/26/00     12/29/00       8.0625           8.81       0.0485         8.49
 1/23/01      1/26/01       8.8125           8.79       0.0485         8.61
 2/20/01      2/23/01       8.7400           8.77       0.0485         8.60
 3/27/01      3/30/01       8.3800           8.77       0.0485         8.57
 4/24/01      4/27/01       8.6800           8.67       0.0485         8.50
 5/22/01      5/25/01       8.6200           8.69       0.0485         8.52
 6/26/01      6/29/01       8.6300           8.71       0.0485         8.54
 7/24/01      7/27/01       8.5700           8.75       0.0485         8.57
 8/28/01      8/31/01       8.8900           8.83       0.0485         8.65
 9/25/01      9/28/01       8.3000           8.71       0.0485         8.54
10/23/01     10/26/01       8.6300           8.70       0.0485         8.53
11/27/01     11/30/01       8.5000           8.59       0.0485         8.42
12/24/01     12/28/01       7.8900           8.42       0.0485         8.16
 1/22/02      1/25/02       8.3000           8.45       0.0485         8.28
 2/19/02      2/22/02       8.3500           8.40       0.0485         8.23
 3/19/02      3/22/02       8.1600           8.34       0.0485         8.11
 4/23/02      4/26/02       8.0700           8.36       0.0485         8.18
 5/28/02      5/31/02       8.1200           8.36       0.0485         8.19
 6/25/02      6/28/02       8.1600           8.43       0.0465         8.25
 7/23/02      7/26/02       8.0700           8.46       0.0465         8.22
 8/27/02      8/30/02       8.1600           8.41       0.0465         8.23
 9/24/02      9/27/02       8.3100           8.40       0.0465         8.23
10/22/02     10/25/02       7.6200           8.15       0.0465         7.79
11/25/02     11/29/02       7.2600           8.12       0.0465         7.35
12/23/02     12/27/02       7.3400           8.11       0.0465         7.42
 1/28/03      1/31/03       7.3900           8.03       0.0465         7.50

----------
* As of record date.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                  Additional Shareholder Information (unaudited)

================================================================================

      Result of Annual Meeting of Shareholders

      The Annual Meeting of Shareholders of Municipal High Income Fund Inc. was held on February 24, 2003, for the purpose of considering and voting upon the election of three Directors, each for a three year term. The following table provides information concerning the matters voted upon at the Meeting:

     1. Election of Directors*

     Nominees                           Votes For               Votes Withheld
     --------                           ---------               --------------
     Allan J. Bloostein                17,403,355                   436,275

     R. Jay Gerken                     17,459,694                  379,936

     George M. Pavia                   17,447,650                   391,980

----------
* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Dwight B. Crane, Paolo M. Cucchi, Robert A. Frankel, Dr. Paul Hardin and William R. Hutchinson.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)

================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may

[CLIP ART]                                       Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)

================================================================================

exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1 (800) 331-1710.

                              --------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of January 31, 2003, the Fund has not repurchased any shares.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                          Management of the Fund

================================================================================

Directors

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, Chairman
Dr. Paul Hardin
William R. Hutchinson
George M. Pavia

Officers

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

                                   [CLIP ART]

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                                125 Broad Street
                                10th Floor, MF-2
                               New York, NY 10004

                                  FD01095  3/03
                                     03-4598